Variable Annuities Issued by Minnesota Life

Supplement dated May 27, 2020 to the following Prospectus dated May 1, 2020:

•  MultiOption® Variable Annuity — UMOA

This supplement provides important information about changes to your variable annuity contract. Please read it carefully and keep it with your prospectus.

Beginning June 10, 2020, the website, umnplans.securian.com, will be unavailable for transactions. In June 2020, and thereafter, you will be directed to a new website, securian.com, or may call 1-800-362-3141 to receive assistance. In the interim, you may continue to contact the University of Minnesota Plan Services Team for transaction and other assistance by calling 1-800-421-3334 until June 11, 2020.

As a result of these changes, all references in your prospectus to the website, umnplans.securian.com, are replaced with securian.com. In addition, all references to the phone number 1-800-421-3334 are replaced with 1-800-362-3141.

Please retain this supplement for future reference.

F94832 05-2020